MODIFICATION AGREEMENT

         This  Modification  Agreement  by and  between  China  Food &  Beverage

Company  ("China") and  Tiancheng  (China) Co.,  Ltd.  ("Tiancheng")  made as of

December 31, 1998.

         WHEREAS,  China and Tiancheng entered into a certain Trust Agreement on

December 17, 1997; and

         WHEREAS, Tiancheng and China wish to modify the terms thereof.

         NOW, THEREFORE, in consideration of the premises and promises contained herein the signatory parties agree hereto as follows:

         1.   Paragraph 4 of the Trust Agreement is modified to read as follows:

              "Party A (China) has agreed to Party B (Tiancheng) the sum of $150,000 as partial payment for Tiancheng's services as set forth in the Trust Agreement. Of such $150,000, $92,000 has been paid as of the date hereof and Tiancheng acknowledges receipt of such amount. China shall also deliver to Tiancheng 500,000 shares of its common stock which number of shares has been delivered to Tiancheng and Tiancheng specifically acknowledges receipt thereof. Such 500,000 shares shall not be, when delivered, be free of restrictive legend and Tiancheng waives its rights to have "marketable shares" delivered to it. Additionally, Tiancheng waives its rights to have such 500,000 shares have a value of not less than $2,500,000 and accepts the shares previously delivered in the form as delivered plus the $92,000 as full compensation from its services; provided, however, that China still owes to Tiancheng the sum of $58,000 to fulfill its obligations under the Trust Agreement."

         IN WITNESS WHEREOF, the parties have set their hands and seal the first day, month and year above written.

                                       CHINA FOOD & BEVERAGE COMPANY


                                       By:   /s/ James Tilton
                                       ---------------------------------
                                               James Tilton, President

                                       TIANCHENG (CHINA) CO., LTD.


                                       By:   /s/ Wang Qingzhang
                                       ---------------------------------
                                                Wang Qingzhang, President